SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): August 23, 2004

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State or other            (Commission                      (IRS Employer
Jurisdiction of           File Number)                    Identification No.)
Incorporation)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal executive offices)                       (Zip code)

Registrant's telephone number,                               (702) 794-9527
    including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 8 - Other Events
Item 8.01. Other Events

On August 23, 2004, Riviera Holdings Corporation announced through a press release that it does not support the potential acquisition reported by D.E. Shaw Laminar Portfolio's, L.L.C. in an August 20, 2004 amendment to its Schedule 13D. A copy of the press release is filed as an exhibit hereto.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(c) Exhibits. Riviera Holdings Corporation Press Release dated August 23, 2004

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2004                           RIVIERA HOLDINGS CORPORATION


                                                By: /s/ Duane Krohn
                                                Treasurer and CFO

                              EXHIBIT INDEX

Exhibit
Number                         Description

99       Riviera Holdings Corporation Press Release dated August 23, 2004.